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         The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
         DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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               Preliminary Structural and Collateral Term Sheet
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                        $435,000,000 (approximate) of Senior Certificates
[JPMorgan Logo]               J.P. Morgan Mortgage Trust 2004-A6
                      Mortgage Pass-Through Certificates, Series 2004-A6

                                                                      10/27/04

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Features of the Transaction
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- Offering consists of approximately [435mm] of Senior Certificates, expected to be rated AAA by 2 of the 3; S&P, Moody's, Fitch.

- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately [5] groups of Senior Certificates, which may vary.
- The Credit Support for each group of Senior Certificates is
Cross-Collateralized, with respect to losses.


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                                   Key Terms
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Issuer :                                             J.P.Morgan Mortgage Trust
Underwriter :                                      J.P.Morgan Securities, Inc.
Depositor :                                       J.P. Morgan Acceptance Corp.
Master Servicer:                                                           TBD
Trustee:                                                         Wachovia Bank
Type of Issuance:                                                       Public
Servicer Advancing:                            Yes, Subject to Recoverability.
Compensating Interest:                                       Paid, But Capped.
Clean-Up Call / Optional Termination: [6%] clean-up call (aggregate portfolio)
Legal Investment:                   The Senior Certificates are Expected to be
                                                 SMEEA Eligible at Settlement.
ERISA Eligible:      The Senior Certificates are Expected to be ERISA eligible
                      subject to limitations set forth in the final prospectus
                                                                   supplement.
Tax Treatment:                                                           REMIC
Structure:                            Senior/Subordinate w/ Shifting Interest.
                                and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:                                     3.50% +/- .50%
Rating Agencies:                          At least 2 of 3; Moody's, S&P, Fitch
Registration:                                        Senior Certificates - DTC


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                           Time Table (approximate)
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Expected Settlement                                                   11/30/04
Cut-Off Date                                                           11/1/04
First Distribution Date                                               12/25/04
Distribution Date                                    25th or Next Business Day


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               Preliminary Mortgage Pool (s) Data (approximate)
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                             Pool 1          Pool 2          Pool 3       Pool 4      Pool 5
Collateral Type              7 Yr            3 Yr            5 Yr         10 Yr         TBD
                             Hybrid          Hybrid         Hybrid        Hybrid
                             ARMS            ARMS            ARMS         ARMS
Outstanding Principal
 Balance                  133,554,686    47,838,421     164,040,015     74,541,831
Number of Mortgage
 Loans                        257             187            458            171
Average Principal
 Balance                    519,668         255,820        358,166        435,917
Weighted Average
 Annual Mortgage Rate        5.39%           4.75%          5.25%          5.85%
Weighted Average
 Maturity                     359             358            358            359
Weighted Average
 Seasoning                     1               2              2              1
Weighted Average
 Months to Roll                83              34             58             119
ARM Index                  1 Year Libor    1 Year Libor   1 Year Libor    6 Mo Libor
                             6 Mo Libor      1 Year CMT     6 Mo Libor   1 Year Libor

Weighted Average
 Gross Margin                 2.23%           2.32%          2.18%          2.10%
Weighted Average Net
 Margin                       1.76%           1.97%          1.87%          1.76%
Weighted Average
 First Cap                    5.0%            2.0%           5.0%           5.0%
Weighted Average
 Lifetime Cap                 5.0%            6.0%           5.0%           5.0%
Weighted Average
 Loan-to-Value                72%              73%            77%            69%
Weighted Average FICO
 Score                        740              713            728            735
Geographic                  Cal : 52%      Cal : 24%      Cal : 30%      Cal : 22%
 Distribution                 NY: 7%        IL : 19%       IL : 9%        NY : 11%

Percent Owner Occupied        97%             96%            97%            93%
Percent Single Family
 / PUD                        91%             91%            90%            90%
Interest Only                 74%               0%            65%            70%
Primary Mortgage Pool
 Originator/Servicer     Countrywide          Chase          Chase        Cendant
Other Mortgage Pool
 Originator/Servicer        Cendant      Cendant/MidAm    Cendant/Cwide     Chase

JPMSI ARM Trading Desk                   Greg Boester  212.834.2499
                                         Tom Scudese   212.834.2499


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JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the attached materials' accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

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